SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 20, 2008


                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------

               (Exact Name of Registrant as specified in charter)

 Delaware                         0-16936                        33-0123045
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(State or other jurisdiction     (Commission                  (IRS Employer
    of incorporation)             File Number)             Identification No.)


    200 Ludlow Drive, Ewing, New Jersey                      08638
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     (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:   609/ 818-0700


                                 not applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN
            OFFICERS.

(d) Effective February 20, 2008, the board of directors increased the size of the board from seven to eleven directors and appointed David Gelbaum, Walter Hesse and David Anthony to fill three of the newly created directorships. A copy of the press release announcing the three new board members is furnished as
Exhibit 99.1 to this report. The new directors have not been appointed to any of the committees of the board of directors. Mr. Gelbaum is the trustee of The Quercus Trust which, on February 12, 2008, purchased 20,000 shares of the Company's Series F Convertible Preferred Stock for a purchase price of $1,782 per share. Mr. Gelbaum and Mr. Anthony were appointed to the board of directors under the terms of an agreement reached at the time of purchase of the Series F Convertible Preferred Stock.

The information required by Item 5.02(d)(4) is unavailable at the time of this filing and will be included in an amendment to this form.


ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) Effective February 20, 2008, the board of directors increased the size of the board from seven to eleven directors. Article III, Section 1 of the Company's Bylaws was amended to read as follows:
"The business of this corporation shall be managed by a board of not less than four (4) nor more than eleven (11) directors or trustees, all of whom shall be at least 18 years of age. Unless otherwise provided in the certificate or articles of incorporation, or an amendment thereof, it shall not be necessary for directors to be stockholders."


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1     Press Release dated February 21, 2008.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          WorldWater & Solar Technologies Corp.

          By:            /s/ Quentin T. Kelly
                  ---------------------------------
          Name:           Quentin T. Kelly
          Title:          Chief Executive Officer


Dated:  February 26, 2008






EXHIBIT INDEX
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99.1          Press Release dated February 21, 2008

                                                                  EXHIBIT 99.1



                              [GRAPHIC OMITED]
              --------------------------------------------



                                         FOR RELEASE ON 2/21/08 AT 3:01 A.M. EST
                                         ---------------------------------------

                WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES THREE

        NEW BOARD MEMBERS:  DAVID GELBAUM, TRUSTEE OF THE QUERCUS TRUST;

      DAVID ANTHONY, MANAGING PARTNER OF 21 VENTURES; AND DR. WALTER HESSE

             OF ENTECH, INC., WORLDWATER'S NEWLY MERGED SUBSIDIARY


PLACECITYEWING, STATEN.J. - February 21, 2008 - WorldWater & Solar Technologies Corp. (OTC BB: WWAT.OB), developer and marketer of proprietary high-power solar systems, today announced three additions to its Board of Directors. David
Gelbaum, Trustee of The Quercus Trust, David Anthony, Managing Partner of 21Ventures, and Dr. Walter Hesse, founder and leader of ENTECH, were appointed today and joined the Board effective immediately, increasing the Board's size from seven members to ten. Mssrs. Gelbaum and Anthony come as representatives of The Quercus Trust, which owns approximately 24.1% of the equity ownership in WorldWater on a fully diluted basis, following its recent investment of $35.6 million and earlier open market purchases and private stock placements with the Company. Dr. Hesse joins the Board following the successful completion of the ENTECH merger. All are Board interim appointments to be confirmed by shareholder votes at upcoming Annual Meetings.

"Given the accomplishments of the past few months, it is with great pride that we welcome these three esteemed individuals to WorldWater's Board," said Quentin
T. Kelly, Chairman and CEO. "David Gelbaum is a strong proponent of advanced and next-generation solar technology, and it is an honor to have him participate directly in the future of our company. Likewise, David Anthony, a venture capitalist who also teaches at the New York Academy of Sciences, will bring professional entrepreneurial experience and vision to WorldWater. I am also pleased to welcome Dr. Hesse to our Board. I have known Walter as CEO of ENTECH for several years now, and our two companies together are already working aggressively to bring the ENTECH 20X concentrator PV and thermal technology into full production for implementation in the country-regionplaceU.S. and world markets by this summer."

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES  CORP:
WorldWater & Solar Technologies Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that can not only generate and distribute electricity, but can drive 1000 horsepower motors and pumps from sunshine independently or in conjunction with the electric grid, providing solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
                         ------------------

ABOUT ENTECH, INC:
ENTECH, Inc., a wholly owned subsidiary of WorldWater & Solar Technologies Corp., provides advanced concentrator solar energy technology for a variety of applications, ranging from solar power arrays for spacecraft and terrestrial implementation to day lighting systems for commercial buildings. The company's patented solar power systems produce electricity from sunlight for applications on Earth (terrestrial power) and in space (spacecraft power). ENTECH's arched Fresnel lenses capture sunlight and focus it onto small solar cells, thereby reducing electricity costs compared to conventional flat-plate (planar) solar energy approaches. Additional information can be found at http://www.entechsolar.com.
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FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.
                                      ###

WORLDWATER & SOLAR TECHNOLOGIES CONTACT: Jessie Sullivan: (609) 818-0700 ext. 20
                                                        JSullivan@worldwater.com
                                                        ------------------------

                               PRESS CONTACT: Amy Copeman (609) 818-0700 ext. 58
                                                         ACopeman@worldwater.com
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                         INVESTOR RELATIONS CONTACT:  Chris Witty (646) 438-9385
                                                             cwitty@darrowir.com
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